BROWN ADVISORY FUNDS

Brown Advisory Strategic Bond Fund
(the “Fund”)

Institutional Shares (Not Available for Sale)
Investor Shares (BIABX)
Advisor Shares (BATBX)

Supplement dated July 1, 2015
to the Prospectus dated October 31, 2014

This supplement serves as notification of the following changes:

At a recent meeting of the Board of Trustees (“Board”) of Brown Advisory Funds, the Board approved certain changes relating to the Fund, as described below:

1.           Change in Distribution Schedule for the Fund

The Fund will declare distributions from net investment income, if any, on a monthly basis. Any net capital gain realized by the Fund will be distributed at least annually.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at other times during any year.

If you have any questions, please call the Fund at 1-800-540-6807 (toll free) or 414-203-9064.

Investors should retain this supplement for future reference